Execution Version

Exhibit 10.1

SGH Escrow Corporation

$305,000,000 10.000% Senior Secured Notes due 2019

Purchase Agreement

December 23, 2014

Goldman, Sachs & Co.,

Deutsche Bank Securities Inc.

As Representatives of the several Purchasers

named in Schedule I hereto,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, New York 10282-2198

Deutsche Bank Securities Inc.

60 Wall Street,

New York, New York 10005

Ladies and Gentlemen:

SGH Escrow Corporation, a Delaware corporation (the “Escrow Issuer”) and a wholly-owned subsidiary of the parent guarantor listed on Schedule II hereto (the “Parent Guarantor”), proposes, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”), for whom you are acting as representatives (the “Representatives”), an aggregate of $305,000,000 principal amount of the 10.000% Senior Secured Notes due 2019 specified above (the “Securities”).

The Securities are being issued as part of the financing to effect the acquisition (the “Acquisition”) by Real Alloy Holding, Inc., a Delaware corporation and a wholly-owned subsidiary of the Parent Guarantor (the “Company”), of all of the equity interests of certain entities, which, together with their subsidiaries, comprise the global recycling and specification alloys business (the “Acquired Business”) pursuant to a Purchase and Sale Agreement, dated October 17, 2014 (the “Purchase Agreement”), by and among Aleris Corporation (“Aleris”), a Delaware corporation, Aleris International, Inc., a Delaware corporation, Aleris Holding Canada Limited, a corporation organized under the laws of Canada, Aleris Aluminum Netherlands B.V., a limited liability company organized under the laws of the Netherlands, Aleris Deutschland Holding GmbH, a limited liability company organized under the laws of Germany, Dutch Aluminum C.V., a limited partnership organized under the laws of the Netherlands, and Aleris Deutschland Vier GmbH Co KG, a limited partnership organized under the laws of Germany, the Company, Evergreen Holding Germany GmbH, a limited liability company organized under the laws of Germany and Signature Group Holdings, Inc., a Delaware corporation (“Signature”). At the Time of Delivery, the Escrow Issuer’s obligations under the Securities will be fully and unconditionally guaranteed (the “Parent Guarantee”) as to the payment of principal, premium, if any, and interest, on a senior secured basis by the Parent Guarantor, and, immediately upon consummation of the Acquisition, (A) the Escrow Issuer will merge with and into the Company with the Company as the surviving corporation and the Company will assume the obligations of the Escrow Issuer under the Securities and (B) the Company’s obligations under the Securities will be fully and unconditionally guaranteed (together with the Parent Guarantee, the “Guarantees”) as to the payment of principal, premium, if any, and interest, on a senior secured basis, jointly and severally, by each of the subsidiary guarantors listed on Schedule II hereto (each, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”). The representations, warranties and agreements of the Company and the Subsidiary Guarantors under this Agreement shall not become effective until execution by the Company and the Subsidiary Guarantors of a joinder agreement to this Agreement, substantially in the form attached hereto as Exhibit A (the “Joinder Agreement”), at which time such representations, warranties and agreements shall become effective according to the terms of the Joinder Agreement and the Company and the Subsidiary Guarantors shall, without any further action by any person, become parties to this Agreement as and to the extent expressly provided herein.

The Company has agreed to secure the Securities with liens on certain of the assets (the “Collateral”) of the Company and the Guarantors to be granted upon consummation of the Acquisition pursuant to (i) a pledge and security agreement (the “Security Agreement”), by and among the Company, the Guarantors and Wilmington Trust, National Association, as notes collateral trustee (the “Notes Collateral Trustee”) and (ii) deeds of trust with respect to certain real property of the Company and the Guarantors (the “Mortgages”) and (iii) other grants or transfers of security executed and delivered by the Company and the Guarantors granting a lien on the Collateral to the Notes Collateral Trustee (together with the Security Agreement, the Mortgages and the Collateral Trust Agreement (as defined below), the “Collateral Documents”). In connection with the execution and delivery of the Collateral Documents, the Company will enter into (i) an intercreditor agreement, to be dated as of the Completion Date (as defined below), by and among the Company, the Guarantors, the Trustee, the Notes Collateral Trustee and the ABL Collateral Agent (the “Intercreditor Agreement”) and (ii) a collateral trust agreement, to be dated as of the Completion Date, by and among the Company, the Guarantors, Wilmington Trust, National Association as collateral trustee and the Trustee (the “Collateral Trust Agreement”, and together with the Intercreditor Agreement and Collateral Documents, the “Security Documents”).

At the Time of Delivery, unless the Acquisition is being consummated simultaneously with the Time of Delivery, pending consummation of the Acquisition, (i) the Purchasers will deposit the net proceeds from the offering of the Securities and (ii) the Escrow Issuer will deposit funds sufficient to redeem the Securities at a redemption price equal to 101% of the initial offering price thereof (as set forth on the cover of the Offering Circular (as defined below)), plus interest with respect to the Securities up to, but not including, the Initial Outside Date (as defined below), amounts due to the Purchasers pursuant to Section 2 of this Agreement and certain amounts due to the Purchasers specified in the Escrow Agreement, in each case, into an escrow account (the “Escrow Account”) for the benefit of the holders of the Securities. The Escrow Account will be governed by an escrow agreement (the “Escrow Agreement”), to be dated as of the Time of Delivery, among the Escrow Issuer, the Trustee (as defined below) and Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”). The Escrow Agreement will provide that subject to the satisfaction of certain conditions, including the substantially simultaneous closing of the Acquisition, the closing of the ABL Facility (as defined below) and the completion of the Equity Issuances (as defined below), the escrow proceeds will be released (the date of such release, the “Completion Date”) to finance the Acquisition, as more fully described under “Use of Proceeds” and “The Acquisition and the Financings” in the Preliminary Offering Circular (as defined below) and the Offering Circular (as defined below). If the Acquisition is not consummated on or prior to February 15, 2015 (the “Initial Outside Date”) or, if such Initial Outside Date is extended, pursuant to the Escrow Agreement, on or before May 5, 2015, or upon the occurrence of certain other events detailed in the Escrow Agreement, the Securities will be redeemed at a price equal to 101% of the initial offering price of the Securities set forth Schedule III hereto, plus accrued and unpaid interest from the Time of Delivery up to, but not including, the date of such redemption (such redemption, a “Special Mandatory Redemption”).

1.

The Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, each of the Company and the Guarantors represents and warrants to, and agrees with, each of the Purchasers that:

(a)

A preliminary offering circular, dated December 1, 2014 (the “Preliminary Offering Circular”), and an offering circular, dated December 23, 2014 (the “Offering Circular”), have been prepared in connection with the offering of the Securities. The Preliminary Offering Circular, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Circular”. Any reference to the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Escrow Issuer prior to the completion of the distribution of the Securities. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Escrow Issuer by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

(b)

For the purposes of this Agreement, the “Applicable Time” is 2:00 p.m. (Eastern time) on the date of this Agreement; the Pricing Circular as supplemented by the information set forth in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 6(a)(i)) listed on Schedule IV(a) hereto and each Permitted General Solicitation Material (as defined in Section 6(a)(i)) listed on Schedule IV(c) hereto) does not conflict with the information contained in the Pricing Circular or the Offering Circular and each such Company Supplemental Disclosure Document and Permitted General Solicitation Material, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document or Permitted General Solicitation Material in reliance upon and in conformity with information furnished in writing to the Escrow Issuer by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

(c)

None of the Escrow Issuer, the Company, the Guarantors (it being understood that, for absence of doubt, any references to “Guarantors” set forth in this Agreement shall be deemed to refer to all entities that guarantee the Securities upon consummation of the Acquisition) or any of their respective subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular; and, since the respective dates as of which information is given in the Pricing Circular, there has not been any change in the capital stock or long-term debt of the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Circular, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Parent Guarantor, the Escrow Issuer, the Company or the Acquired Entities, other than transactions in the ordinary course of business and changes and transactions described in the Pricing Circular, as each may be amended or supplemented;

(d)

The Escrow Issuer, the Company, the Guarantors and their respective subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Circular or liens expressly permitted to be incurred or exist on the Collateral under the Indenture (the “Permitted Liens”) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries; and any real property and buildings held under lease by the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries;

(e)

Each of the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited partnership, partnership, limited company, sociedad de responsabilidad limitida de capital or limited liability company, in good standing under the laws of its respective jurisdiction of incorporation or formation (where such concept is applicable), with power and authority (corporate, limited partnership, limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Circular, and has been duly qualified as a foreign corporation, limited partnership, partnership, limited company, sociedad de responsabilidad limitida de capital or limited liability company, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction;

(f)

The Company has an authorized capitalization as set forth in the Pricing Disclosure Package and the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of common stock of the Company to be issued to the Parent Guarantor, and the shares of common stock of the Parent Guarantor to be issued to Signature (together with any issuance by Signature of its common equity and/or preferred equity, including any borrowing by Signature of bridge loans in connection with such issuances, the “Equity Issuances”), have been duly and validly authorized and reserved for issuance and, when issued and delivered, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Pricing Disclosure Package and the Offering Circular; and all of the issued shares of capital stock, partnership interests, membership interests or other equity securities, as applicable, of each subsidiary of the Company (including the Subsidiary Guarantors and their respective subsidiaries) have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Pricing Disclosure Package and the Offering Circular), upon consummation of the Acquisition, will be owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(g)

The Securities and the Guarantees have been duly authorized by the Escrow Issuer and the Parent Guarantor and, upon consummation of the Acquisition, will have been duly authorized by the Company and the Subsidiary Guarantors, as applicable, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered against payment therefor and will constitute valid and legally binding obligations of the Escrow Issuer, the Company and the Guarantors, as applicable, enforceable against the Escrow Issuer, the Company and the

Guarantors, as applicable, in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (collectively, the “Enforceability Exceptions”), entitled to the benefits provided by the indenture to be dated as of January 8, 2015 (the “Base Indenture”) among the Escrow Issuer, the Parent Guarantor and Wilmington Trust, National Association, as Trustee (the “Trustee”), under which they are to be issued, which will be substantially in the form previously delivered to you, as supplemented by the supplemental indenture effective upon the Escrow Release Date (as defined in the Pricing Disclosure Package and the Offering Circular) (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”); the Base Indenture has been duly authorized by the Escrow Issuer and the Parent Guarantor, and, when executed and delivered by the Escrow Issuer, the Parent Guarantor and the Trustee, the Base Indenture will constitute a valid and legally binding instrument, enforceable against the Escrow Issuer and Parent Guarantor, as applicable, in accordance with its terms, subject, as to enforcement, to the Enforceability Exceptions; upon consummation of the Acquisition, the Indenture will have been duly authorized by the Company and each of the Guarantors, as applicable, and, when executed and delivered by the Company, the Guarantors and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against the Company and each of the Guarantors, as applicable, in accordance with its terms, subject, as to enforcement, to the Enforceability Exceptions; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular and will be in substantially the form previously delivered to you;

(h)

Each of the Escrow Issuer and the Parent Guarantor has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and, upon consummation of the Acquisition, each of the Company and the Subsidiary Guarantors will have all requisite corporate, limited partnership or limited liability company, as applicable, power to execute, deliver and perform its obligations under the Joinder Agreement and this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Escrow Issuer and the Parent Guarantor and, upon consummation of the Acquisition, the Joinder Agreement and this Agreement will have been duly and validly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors;

(i)

The Escrow Agreement to be dated as of the Time of Delivery, which will be substantially in the form previously delivered to you, has been duly authorized by the Escrow Issuer and, as of the Time of Delivery, will have been duly executed and delivered by the Escrow Issuer and will constitute a valid and legally binding agreement of the Escrow Issuer, enforceable against the Escrow Issuer in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. If the Time of Delivery occurs prior to the Completion Date, upon execution of the Escrow Agreement, the establishment of the Escrow Account, the issuance of the Securities and the deposit of the Initial Deposit (as defined in the Escrow Agreement) in the Escrow Account by Escrow Issuer, the first priority lien on and security interest in the Escrow Account and the Initial Deposit, granted in favor of the Trustee for the benefit of the holders of the Securities pursuant to the Escrow Agreement, will constitute a perfected security interest in the Escrow Account and the Initial Deposit, which will not be subject to any other lien, charge or encumbrance;

(j)

None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(k)

Prior to the date hereof, none of Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or any Guarantor in connection with the offering of the Securities;

(l)

The issue and sale of the Securities and the Guarantees and the compliance by the Escrow Issuer, the Company and the Guarantors, as applicable, with all of the provisions of the Securities, the Indenture, the Escrow Agreement, the Security Documents, the Joinder Agreement and this Agreement and the consummation of the transactions herein and therein contemplated and the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Circular (including the Acquisition and Financings (as defined in the Pricing Disclosure Package and the Offering Circular) will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries is a party or by which Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries is subject, nor will such action (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws or equivalent organizational documents of Signature, the Escrow Issuer, the Company or any Guarantor or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries or any of their properties, which, in the case of the matters described in clauses (i) and (iii), would, individually or in the aggregate, have a material adverse effect on (x) the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Signature, the Parent Guarantor, the Escrow Issuer, the Company and the Acquired Business Entities or any of their respective subsidiaries taken as a whole or (y) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (x) and (y) being referred to as a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the Guarantees or the consummation by the Escrow Issuer, the Company and the Guarantors of the transactions contemplated by this Agreement, the Indenture, the Escrow Agreement, the Security Documents or the Joinder Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

(m)

None of the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries is in violation of its Certificate of Incorporation or By-laws or equivalent organizational document or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which in the case of the matters described in clause (ii), would, individually or in the aggregate, have a Material Adverse Effect;

(n)

The statements set forth in the Pricing Circular and the Offering Circular under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities, under the captions “Certain Relationships and Related Party Transactions” and “Description of Other Indebtedness,” insofar as they purport to constitute a summary of the terms of the documents referred to therein, under the caption “Certain U.S. Federal Income Tax Considerations” and under the caption “Plan of Distribution,” insofar as such statements summarize legal matters or documents referred to therein are accurate and fair summaries of such legal matters or documents;

(o)

Other than as set forth in the Pricing Disclosure Package and the Offering Circular, there are no legal or governmental proceedings pending to which the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries is a party or of which any property of the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries is the subject which, if determined adversely to the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(p)

When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the “Act”)) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(q)	Signature is subject to Section 13 or 15(d) of the Exchange Act;
(r)

Signature, the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company,” as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(s)

None of Signature, the Escrow Issuer, the Company, the Guarantors or any person acting on its or their behalf (other than the Purchasers, as to which no representation is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act (other than by means of a Permitted General Solicitation, as defined below) or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Escrow Issuer and the Company, any affiliate of each of the Escrow Issuer and the Company and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(t)

Within the preceding six months, none of Signature, the Escrow Issuer, the Company or any other person acting on their behalf has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Escrow Issuer and the Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Escrow Issuer and the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(u)

Each entity forming a part of the Acquired Business (each such entity, an “Acquired Business Entity” and collectively, the “Acquired Business Entities”) maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by each Acquired Business Entity’s respective principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Each Acquired Business Entity’s internal control over financial reporting is effective and each Acquired Business Entity is not aware of any material weaknesses in its internal control over financial reporting;

(v)

Since the date of the latest audited financial statements included in the Pricing Circular, there has been no change in the Acquired Business Entities’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Acquired Business Entities’ internal control over financial reporting;

(w)

Each Acquired Business Entity maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to each Acquired Business Entity and its subsidiaries is made known to each Acquired Business Entity’s respective principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective; and

(x)

The pro forma financial statements included in the Pricing Disclosure Package and Offering Circular include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Pricing Disclosure Package and Offering Circular. The pro forma financial statements included in the Pricing Disclosure Package and Offering Circular comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act;

(y)

Ernst & Young LLP, which has audited certain financial statements of the Acquired Business Entities and their respective subsidiaries is an independent registered public accounting firm as required by the Act and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) thereunder;

(z)

The Company, the Guarantors and their respective subsidiaries own or possess the right to use all material patents, inventions, trademarks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other industrial property and intellectual property rights, as well as related rights, such as moral rights and the right to sue for all past, present and future infringements or misappropriations of any of the foregoing, and registrations and applications for registration of any of the foregoing (collectively, “Intellectual Property”) necessary to conduct their business as presently conducted and as described in the Pricing Disclosure Package and the Offering Circular. Except as could not reasonably be expected to have a Material Adverse Effect, none of the Company, the Guarantors and their respective subsidiaries, whether through their respective products and services or the conduct of their respective businesses, has infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and none of the Company, the Guarantors or their respective subsidiaries have received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity. None of the Company, the Guarantors or their respective subsidiaries has received any written communication or written notice alleging that by conducting their business as set forth in the Pricing Disclosure Package or the Offering Circular, such parties would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other person or entity. To the best of the Escrow Issuer’s knowledge, there is currently no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Company, the Guarantors or their respective subsidiaries which could reasonably be expected to have a Material Adverse Effect. The Company, the Guarantors and their respective subsidiaries have taken all reasonable steps necessary to secure their interests in such Intellectual Property from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets;

(aa)

Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company, the Guarantors and their respective subsidiaries has been obtained or is being used by the Company, the Guarantors and their respective subsidiaries in violation of any contractual obligation binding on the Company, the Guarantors and their respective subsidiaries or, to the best of Company’s knowledge, any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The Company, the Guarantors and their respective subsidiaries own or have a valid right to access and use all material computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company, the Guarantors and their respective subsidiaries (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company, the Guarantors and their respective subsidiaries as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company, the Guarantors and their respective subsidiaries have implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices;

(bb)

None of Signature, the Escrow Issuer, the Company, the Guarantors, any of their subsidiaries nor, to the knowledge of the Escrow Issuer, the Company or the Guarantors, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of Signature, the Escrow Issuer, the Company, the Guarantors or any of their subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom; or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(cc)

The operations of Signature, the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over Signature, the Escrow Issuer, the Company, the Guarantors or any of their subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Signature, the Escrow Issuer, the Company, the Guarantors or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Escrow Issuer, the Company or the Guarantors, threatened;

(dd)

None of Signature, the Escrow Issuer, the Company, the Guarantors, any of their respective subsidiaries or, to the knowledge of Signature, the Escrow Issuer, the Company or the Guarantors, any director, officer, agent, employee or affiliate of Signature, the Company, the Guarantors or any of their subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or other relevant sanctions authority (collectively, “Sanctions”), and the Escrow Issuer and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions;

(ee)

Any third-party statistical and market-related data included in a Preliminary Offering Circular, Offering Circular or any Additional Issuer Information are based on or derived from sources that the Escrow Issuer, the Company and the Guarantors believe to be reliable and accurate;

(ff)

Other than as described in the Pricing Disclosure Package and the Offering Circular, none of the Guarantors or any of their respective subsidiaries is prohibited, directly or indirectly, under any agreement or other instrument to which it is party or is subject from paying any dividends to the Company, from making any other distribution on such Guarantor’s or subsidiary’s share capital or similar ownership interest, from repaying to the Company any loans or advances to such Guarantor or subsidiary from the Company or from transferring any of such Guarantor’s or subsidiary’s properties or assets to the Company or any other subsidiary of the Company;

(gg)

As of the Completion Date, each of the Security Documents will have been duly authorized by the Company and each of the Guarantors; and each of the Security Documents (other than any Security Documents which, despite commercially reasonable efforts by the Company and the Guarantors to create, deliver or perfect such Security Documents on the Completion Date, cannot be created, delivered or perfected as of the Completion) will have been duly executed and delivered and will be the valid and legally binding obligations of the Company and the Guarantors, enforceable in accordance with their terms, subject to the Enforceability Exceptions. The Security Documents, when duly executed and, with respect to Mortgages only, delivered and recorded in the applicable real property recording office, will create valid and perfected first priority security interests or mortgage liens, as applicable, in the collateral to which they relate The provisions of the Mortgages (whether executed and delivered prior to or as of the Time of Delivery or thereafter) are and will be effective to create in favor of the Notes Collateral Trustee a valid and enforceable first priority security interest in and lien upon all right, title and interest of the Company and the Guarantors in and to the mortgaged premises described therein, and upon the filing of the Mortgages in the applicable real property recording office, such security interest and lien shall constitute a fully perfected and first priority security interest in and lien upon such right, title and interest of the Company and such Guarantors in and to such mortgaged premises. As of the Completion Date, the representations and warranties contained in each of the Security Documents will be true and correct in all material respects;

(hh)

Upon the filing of UCC financing statements in the filing offices or applicable registries identified in the Security Agreement, the security interests of the Notes Collateral Trustee in all Collateral that can be perfected by the filing of a UCC financing statement under the UCC as in effect in any jurisdiction will constitute valid and perfected first-priority security interests in the Collateral, securing the obligations of the Company and the Guarantors with respect to the Securities, free and clear of all liens, encumbrances and defects except only to the Permitted Liens or such as are described in the Pricing Disclosure Package and the Offering Circular. As of the Completion Date, appropriate arrangements will have been made for the filing of all necessary UCC financing statements in the proper filing offices or applicable registries and all other filings and other actions necessary or desirable to perfect the security interest in the Collateral, to be effected as of the Completion Date or as soon as practicable thereafter. As of the Completion Date, or as soon as practicable thereafter, and subject to the Intercreditor Agreement, the Notes Collateral Trustee shall have possession and control of all Collateral for which the Security Documents require such possession or control as of the Completion Date;

(ii)

When duly authorized, executed and delivered by each of the parties thereto, each share pledge entered into in connection with the Security Documents (each a “Share Pledge” and, collectively, the “Share Pledges”) will create a valid and enforceable first-ranking pledge of 100% of the non-voting capital stock (if any) and 65% of the voting capital stock of certain non-U.S. subsidiaries listed on Schedule V hereto (the “Non-U.S. Subsidiaries”), in each case, in accordance with the terms, subject to the Enforceability Exceptions. The relevant pledgor under each Share Pledge owns, or will own on the date of execution of such Share Pledge, all of the issued and outstanding shares to be pledged in accordance with such Share Pledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. On or prior to the date of execution of each Share Pledge, each of the Non-U.S. Subsidiaries will have undertaken any necessary notifications required under applicable law for the perfection of the security interests as provided for in, and in accordance with, such Share Pledge;

(jj)

Each of the senior secured asset-based revolving credit facility in an amount of up to $110 million (the “North American ABL Facility”) and the factoring facility in an amount of up to €50 million (together with the North American ABL Facility, the “ABL Facility”) have been duly authorized by the Company and, on the Completion Date, will have been duly executed, authenticated and delivered and will constitute valid and legally binding obligations of the Company subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(kk)

Except as described in the Pricing Disclosure Package and the Offering Circular, each of the Company and the Guarantors possess, and are in compliance with the terms of, all adequate certificates, authorizations, licenses or permits issued by appropriate governmental agencies or bodies (“Licenses”) necessary for the ownership or lease of their respective properties and to the conduct of the business now conducted by them, except where the failure to possess or be in compliance with any such Licenses would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, and have not received any notice or otherwise have knowledge of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Escrow Issuer, the Company or each Guarantor, individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Effect;

(ll)

Except as described in the Pricing Disclosure Package and the Offering Circular, the Escrow Issuer, the Company, the Guarantors and each of their respective subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is generally deemed adequate and customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Escrow Issuer, the Company, the Guarantors and each of their respective subsidiaries are in full force and effect; the Escrow Issuer, the Company, the Guarantors and each of their respective subsidiaries are in compliance with the terms of such policies in all material respects; and none of the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance;

(mm)

Except as described in the Pricing Disclosure Package and the Offering Circular, no labor disturbance by or dispute with the employees of the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries exists or, to the knowledge of the Company or any Guarantor, is imminent that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(oo)

Except as described in the Pricing Disclosure Package and the Offering Circular, the Company, the Guarantors and each of their respective subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received written notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation arising out of the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except as described in the Pricing Disclosure Package. Except as described in the Pricing Disclosure Package and the Offering Circular, (x) there are no proceedings that are pending, or known to be contemplated, against the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect on the capital expenditures, earnings or competitive position of the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries that, individually or in the aggregate, would not have a Material Adverse Effect, and (z) none of the Escrow Issuer, the Company, the Guarantors or their respective subsidiaries reasonably anticipates material capital expenditures relating to Environmental Laws beyond those already budgeted to maintain compliance with such Environmental Laws;

(pp)

Except as described in the Pricing Disclosure Package and the Offering Circular, the Escrow Issuer, the Company, the Guarantors and each of their respective subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, except where the failure to file such returns would not reasonably be expected to have a Material Adverse Effect and have paid all taxes required to be paid by them to the extent due and payable, except for any such tax that is currently being contested in good faith (provided that appropriate reserves are made) or as would not reasonably be expected to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries, nor does the Escrow Issuer, the Company or any Guarantor have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries;

(qq)

Except as described in the Pricing Disclosure Package and the Offering Circular, each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Escrow Issuer, the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or, to the knowledge of the Escrow Issuer and the Company, is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or, to the knowledge of the Escrow Issuer and the Company, is reasonably expected to occur (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(rr)

There are no relationships, direct or indirect, or related-party transactions involving Signature or any other person required to be described in the Pricing Disclosure Package and the Offering Circular which have not been described in the Pricing Disclosure Package and the Offering Circular as required;

(ss)

Except as described in the Pricing Disclosure Package and the Offering Circular, none of the Company, the Guarantors or their respective subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to its respective parent, from making any other distribution on such subsidiary’s capital stock, from repaying to its respective parent any loans or advances to such subsidiary from its respective parent or from transferring any of such subsidiary’s property or assets to its respective parent or any other subsidiary of its respective parent; and

(tt)

None of the Company, the Guarantors and their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company, the Guarantors or their respective subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

2. (a)

Subject to the terms and conditions herein set forth, the Escrow Issuer agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Escrow Issuer, at a purchase price of the sum of (i) 97.206% of the principal amount thereof, plus (ii) accrued interest, if any, from January 8, 2015 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto; provided however that (A) if the Acquisition occurs on the same day as the Time of Delivery (with no proceeds deposited into escrow), the purchase price shall be reduced by the Purchasers’ Fees (as defined below) and (B) in the event the proceeds are deposited into escrow pending the consummation of Acquisition, the proceeds shall not be reduced by the Purchasers’ Fees, and, instead, the Purchasers’ Fees will be earned at the Time of Delivery and will be deposited into escrow and shall be paid by to the Purchasers by wire transfer concurrently with the release of other funds from such escrow account to consummate the Acquisition in accordance with the Escrow Agreement. The “Purchasers’ Fees” will equal 2.00% of the principal amount of the Securities set forth opposite the name of such Purchaser in Schedule I hereto.

(b)

Additionally, in the event that (i) the gross purchase price for the Securities (such gross purchase price being 97.206% of the principal amount thereof) exceeds the “Offering Price” as set forth on the cover page of the Offering Circular (for absence of doubt, such Offering Price being 90.827% of the principal amount thereof), and (ii) the Escrow Issuer redeems the Securities pursuant to a Special Mandatory Redemption, the Escrow Issuer shall, within two business days of such Special Mandatory Redemption, pay to each Purchaser an amount equal to the difference between (x) the amount of gross proceeds received by the Escrow Issuer (exclusive of accrued interest payable as provided therein) from such Purchaser (such amount being 97.206% of the principal amount of Securities sold to such Purchaser pursuant to this Purchase Agreement as set forth in Schedule I hereto) and (y) the amount determined by multiplying the Offering Price times the principal amount of the Securities sold to such Purchaser pursuant to this Purchase Agreement as set forth in Schedule I hereto.

3.

Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser, acting severally and not jointly, hereby represents and warrants to, and agrees with the Escrow Issuer, the Company and the Guarantors that:

(a)

It will sell the Securities only to: (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement; and

(b)	It is an Institutional Accredited Investor (within the meaning of Rule 501 under the Act).
4. (a)

The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Escrow Issuer will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds to the Escrow Account as provided herein and pursuant to the Escrow Agreement, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Escrow Issuer will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 (the “Closing Location”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on January 8, 2015 or such other time and date as Goldman, Sachs & Co. and the Escrow Issuer may agree upon in writing. Such time and date are herein called the “Time of Delivery”.

(b)

The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(l) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at the office of DTC (or its designated custodian), all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday,

Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
5.	The Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, the Company and the Guarantors, jointly and severally agree with each of the Purchasers:
(a)

To prepare the Offering Circular in a form reasonably approved by you; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

(b)

Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Escrow Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)

To furnish the Purchasers with written and electronic copies of the Offering Circular and any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d)

During the period beginning from the date hereof and continuing until the date that is 90 days after the Time of Delivery, not to offer, issue, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any securities of the Escrow Issuer or the Company that are substantially similar to the Securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing without your prior written consent;

(e)

Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)

At any time when neither the Escrow Issuer nor the Company is subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)

Except for such documents that are publicly available on EDGAR, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(h)

During the period of one year after the Time of Delivery, the Escrow Issuer and Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them (other than pursuant to a registration statement that has been declared effective under the Act);

(i)	To use the net proceeds received by the Escrow Issuer from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Circular under the caption “Use of Proceeds”;
(k)

If the Acquisition is not consummated on or prior to the Time of Delivery, (i) the Escrow Issuer shall and shall cause their affiliates to not seek the release of the Escrow Property (as defined in the Escrow Agreement) from the Escrow Account unless such release is in compliance with the terms of the Indenture and the Escrow Agreement, (ii) the Escrow Issuer shall cause the Company and each Subsidiary Guarantor to execute the Joinder Agreement in the form of Exhibit A hereto concurrently with the consummation of the Acquisition and (iii) the Company shall comply with the requirement to deliver the certificates and opinions set forth under Section 1.4(b)(vi) of the Escrow Agreement on or prior to the Completion Date.

(l)

If the Acquisition has not occurred prior to the Time of Delivery, on or prior to the Time of Delivery, the Escrow Issuer shall cause the Securities to be secured by the Escrow Account and the Escrow Property to the extent and in the manner provided in the Escrow Agreement and as described in the Pricing Disclosure Package and the Offering Circular;

6.
(a)

(i) The Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, each of the Company and the Guarantors represents and agrees that, without the prior consent of Goldman, Sachs & Co., it and its affiliates and any other person acting on its or their behalf (other than the Purchasers, as to which no statement is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”) and (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D other than any such solicitation listed on Schedule IV(c) (each such solicitation, a “Permitted General Solicitation”; each written general solicitation document listed on Schedule IV(c), a “Permitted General Solicitation Material”);

(ii) each Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Escrow Issuer and Goldman, Sachs & Co., other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities or any Permitted General Solicitation Material, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets and any Permitted General Solicitation Material), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(iii) any Company Supplemental Disclosure Document, Purchaser Supplemental Disclosure Document or Permitted General Solicitation Material, the use of which has been consented to by the Escrow Issuer and Goldman, Sachs & Co., is listed as applicable on Schedule IV(a), Schedule IV (b) or Schedule IV(c) hereto, respectively;

7.

The Escrow Issuer and the Parent Guarantor, and upon the execution and delivery of the Joinder Agreement, each of the Company and the Guarantors, jointly and severally, covenants and agrees with the several Purchasers that the Escrow Issuer, the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Escrow Issuer’s, the Company’s and the Guarantors’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Escrow Agreement, the Indenture, the Securities, the Blue Sky Memorandum, closing documents (including any compilations thereof), Permitted General Solicitation Materials and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the reasonable fees and disbursements of counsel for the Trustee in connection with the Escrow Agreement, the Indenture and the Securities; (vii) all costs and expenses incurred in connection with any “road show” presentation to potential purchasers of the Securities; (viii) all expenses associated with the assignment, creation and perfection of security interests, mortgages and charges, including, without limitation, fees and expenses related to collateral and intercreditor matters, including filing fees and the reasonable fees and expenses of counsel related to the creation and negotiation of the Security Documents, the Collateral Trust Agreement and the Intercreditor Agreement and disclosure thereof; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.

The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, each of the Company and the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)

Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)

Crowell & Moring LLP, counsel for Signature, the Escrow Issuer, the Company and the Guarantors, shall have furnished to you their written opinions, dated the Time of Delivery with respect to Signature, the Escrow Issuer and the Parent Guarantor, substantially in the form attached hereto as Exhibit B, and dated the Completion Date with respect to Signature, the Company, and the Guarantors, substantially in the form attached to the Escrow Agreement.

(c)

Blank Rome LLP, counsel for Signature, the Escrow Issuer, the Company and the Guarantors, shall have furnished to you their written opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)

The statements set forth in the Preliminary Offering Circular, the Pricing Disclosure Package and the Offering Circular under the caption “Certain U.S. Federal Income Tax Considerations” insofar as its purport to describe the provisions of the laws and documents referred to therein or any legal conclusions, are accurate and fair summaries in all material respects, subject to the qualifications and limitations set forth therein;

(d)

On the date of the Offering Circular concurrently with the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

(e)

(i) None of Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular, and (ii) since the respective dates as of which information is given in the Pricing Circular there shall not have been any change in the capital stock or long-term debt of Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of Signature, the Escrow Issuer, the Company, the Guarantors or any of their respective subsidiaries, otherwise than as set forth or contemplated in the Pricing Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in each of the Pricing Disclosure Package and the Offering Circular;

(f)

On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Escrow Issuer’s or the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Escrow Issuer’s or the Company’s debt securities;

(g)

On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the OTCQX Marketplace; (ii) a suspension or material limitation in trading in the Company’s securities on OTCQX Marketplace; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Circular;

(h)	On or prior to the Time of Delivery, the Purchasers shall have received executed original copies of the Indenture, the Escrow Agreement and the Security Documents;
(i)

Unless the consummation of the Acquisition is occurring substantially concurrently with the Time of Delivery, (A) the Escrow Agent shall have established the Escrow Account and shall have provided to the Purchasers evidence thereof reasonably satisfactory to the Purchasers, (B) the Escrow Issuer shall have deposited into the Escrow Account pursuant to the Escrow Agreement funds sufficient, when combined with the net proceeds from the offering of the Securities being deposited into the Escrow Account, to redeem the Securities at a redemption price equal to 101% of the initial offering price thereof (as set forth on the cover of the Offering Circular), plus interest with respect to the Securities up to, but not including, the Initial Outside Date, plus an amount equal to the greater of (i) the aggregate amount of the Purchasers’ Fees and (b) the aggregate amount due to the Purchasers pursuant to clause 2(b) of this Agreement, and provided to the Representatives an officer’s certificate certifying that such deposit has been made and (C) all other actions to be taken under the Escrow Agreement by the Escrow Issuer on or prior to the Time of Delivery in order to effect the escrow arrangements contemplated by the Time of Sale Information shall have been taken.

(j)	The Securities shall be eligible for clearance and settlement through the facilities of DTC;
(k)

The Escrow Issuer and the Parent Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Escrow Issuer and the Parent Guarantor reasonably satisfactory to you as to the accuracy of the representations and warranties of the Escrow Issuer and the Parent Guarantor herein at and as of such Time of Delivery, as to the performance by the Escrow Issuer and the Parent Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (f) of this Section and as to such other matters as you may reasonably request;

(l)

The Escrow Issuer shall have (i) provided the Purchasers with such evidence as they may reasonably require of the effectiveness of the security contemplated by the Security Documents (other than any Security Documents which, despite commercially reasonable efforts by the Company and the Guarantors to create, deliver or perfect such Security Documents at the Time of Delivery, cannot be created, delivered or perfected at the Time of Delivery) and the perfection of the security interests created thereby (including, without limitation, the filing of UCC financing statements or similar documents required for perfection under federal, state, provincial or local law of any jurisdiction, recordations with other appropriate jurisdictions (other than the recordation of the mortgages and deeds of trust), offices and bodies, delivery of certificated securities or other possessory collateral and the execution and delivery of any required control agreements, and (ii) entered into the Intercreditor Agreement and the Collateral Trust Agreement;

(m)

The Representatives shall have received on and as of the Time of Delivery satisfactory evidence of the good standing of the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions;

(n)

If the Time of Delivery is occurring substantially concurrently with the consummation of the Acquisition, the Company and the Guarantors shall have substantially concurrently consummated the other transactions set forth in “The Acquisition and Financings” in the Pricing Circular consistent in all material respects with the description thereof in the Pricing Disclosure Package and the Offering Circular; and

(o)

If the Completion Date occurs on or prior to the Time of Delivery, substantially concurrently with the issue and sale of the Securities to the Purchasers and immediately upon the consummation of the Acquisition on the Completion Date, the Company and each of the Guarantors shall have executed and delivered (a) the Joinder to the Purchase Agreement, and the Purchasers shall have received executed copies thereof (b) the Supplemental Indenture, in form and substance reasonably satisfactory to the Purchasers and the Purchasers shall have received executed copies thereof and (c) such further certificates, opinions and documents as the Representatives may reasonably request.

(p)

At the time of execution of this Agreement, the Representative shall have received from the Vice President, Finance of GRSA a certificate (the “Initial GRSA Certificate”), in form and substance reasonably satisfactory to the Representative. At the Time of Delivery, the Representative shall have received from the Vice President, Finance of GRSA a certificate (the “Bring-down GRSA Certificate”) (i) stating, as of the date of the Bring-Down GRSA Certificate, the conclusions and findings of the Vice President, Finance of GRSA with respect to the financial information and other matters covered by the Initial GRSA Certificate and (ii) confirming in all material respects the conclusions and findings set forth in the Initial GRSA Certificate.

9. (a)

The Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, the Company and each of the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Escrow Issuer, the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Escrow Issuer by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

(b)

Each Purchaser, severally and not jointly, will indemnify and hold harmless the Escrow Issuer, the Company and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, the Escrow Issuer, the Company and each Guarantor against any losses, claims, damages or liabilities to which the Escrow Issuer, the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Escrow Issuer by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and each Purchaser will reimburse the Escrow Issuer, the Company and the Guarantors for any legal or other expenses reasonably incurred by the Escrow Issuer, the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)

Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Escrow Issuer, the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Escrow Issuer, the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Escrow Issuer, the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Escrow Issuer bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Escrow Issuer, the Company and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Escrow Issuer, the Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e)

The obligations of the Escrow Issuer, the Company and the Guarantors under this Section 9 shall be in addition to any liability which the Escrow Issuer, the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Escrow Issuer, the Company and each of the Guarantors and to each person, if any, who controls the Escrow Issuer, the Company and the Guarantors within the meaning of the Act.

10. (a)

If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Escrow Issuer shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Escrow Issuer that you have so arranged for the purchase of such Securities, or the Escrow Issuer notifies you that it has so arranged for the purchase of such Securities, you or the Escrow Issuer shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Escrow Issuer agrees to prepare promptly any amendments or supplements to the Offering Circular which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Escrow Issuer as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Escrow Issuer shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Escrow Issuer as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Escrow Issuer shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Escrow Issuer, except for the expenses to be borne by the Escrow Issuer and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.

The respective indemnities, agreements, representations, warranties and other statements of the Escrow Issuer, the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Escrow Issuer, the Company, any Guarantor, or any officer or director or controlling person of the Escrow Issuer, the Company or a Guarantor, and shall survive delivery of and payment for the Securities.

12.

If this Agreement shall be terminated pursuant to Section 10 hereof, the Escrow Issuer, the Company and the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Escrow Issuer as provided herein, the Escrow Issuer and the Parent Guarantor will reimburse the Purchasers through you for all expenses approved in writing by you, including reasonable fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Escrow Issuer, the Company and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.

In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail or facsimile transmission to the Representatives in care of Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department; and if to the Escrow Issuer and the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 9 hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Escrow Issuer, the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

14.

This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Escrow Issuer, the Company, the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Escrow Issuer, the Company, the Guarantors and each person who controls the Escrow Issuer or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

15.	Time shall be of the essence of this Agreement.
16.

The Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, each of the Escrow Issuer, the Company and the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Escrow Issuer, the Company and the Guarantors, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Escrow Issuer, the Company or any Guarantor, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Escrow Issuer, the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Escrow Issuer, the Company or any Guarantor on other matters) or any other obligation to the Escrow Issuer, the Company or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Escrow Issuer, the Company and each of the Guarantors has consulted its own legal and financial advisors to the extent it deemed appropriate. The Escrow Issuer, the Company and each of the Guarantors agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Escrow Issuer, the Company or any Guarantor, in connection with such transaction or the process leading thereto.

17.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Escrow Issuer, the Company, the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

18.

THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Escrow Issuer and the Parent Guarantor, and upon execution and delivery of the Joinder Agreement, each of the Company and the Guarantors agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

19.

The Escrow Issuer, the Company, the Parent Guarantor, each of the Purchasers and, upon execution and delivery of the Joinder Agreement, each Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

21.

Notwithstanding anything herein to the contrary, the Escrow Issuer, the Company and the Guarantors (and the Escrow Issuer’s, the Company’s and each Guarantor’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Escrow Issuer, the Company or any Guarantor relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means US federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Escrow Issuer and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Escrow Issuer and the Parent Guarantor and, upon execution and delivery of the Joinder Agreement, the Company and the Subsidiary Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Escrow Issuer for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Execution Version

Very truly yours,

SGH ESCROW CORPORATION

By:	/s/ Kyle Ross
Name: Kyle Ross
Title: Vice President & Assistant Secretary

REAL ALLOY INTERMEDIATE HOLDING, LLC

By:	/s/ Jeff Crusinberry
Name: Jeff Crusinberry
Title: President & Treasurer

[Signature - Signature Page to Purchase Agreement]

Execution Version

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

By:	/s/ Michael Hickey
Name: Michael Hickey
Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Mason Parker
Name: /s/ Mason Parker
Title: Director

By:	/s/ Ralph Totoonchie
Name: Ralph Totoonchie
Title: Director

On behalf of each of the Purchasers

[Signature - Signature Page to Purchase Agreement]

Execution Version

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
Goldman, Sachs & Co.	$152,500,000
Deutsche Bank Securities Inc.	152,500,000
Total	$305,000,000

Execution Version

SCHEDULE II

GUARANTORS

Parent Guarantor

1.	Real Alloy Intermediate Holding, LLC

Subsidiary Guarantors

1.	Aleris Recycling, Inc.
2.	Aleris Specialty Products, Inc.
3.	ETS Schaefer, LLC
4.	Aleris Specification Alloys, Inc.
5.	Aleris Recycling Bens Run, LLC
6.	RA Mexico Holding, LLC

2

Execution Version

SCHEDULE V

Non-U.S. Subsidiaries

1.	Real Alloy Canada Company and, following the merger of Real Alloy Canada Company with and into Aleris Specification Alloy Products Canada Company, Aleris Specification Alloy Products Canada Company
2.	Real Alloy Mexico Holdco S. de R.L. de C.V.
3.	Evergreen Holding Germany GmbH
4.	Real Alloy UK Holdco Ltd.

Execution Version

ANNEX I

(1)

The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

(2)

Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

(3)

Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.’s express written consent and then only at its own risk and expense.